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                                                                EXHIBIT 10.21(a)


                           Freedom Chemical Company
                           Mellon Center, Suite 3500
                              1735 Market Street
                            Philadelphia, PA 19103
                                (215) 979-3100
                              FAX: (215) 979-3733

January 9, 1997

Mr. Robert G. Kitchen
4435 Piper Glen Drive
Charlotte, NC  28277

Re:  1996 Employment Agreement

Dear Bob:

As you know, the Amended and Restated Employment Agreement between you and Freedom Chemical Company dated January 17, 1996 ("Agreement") extends through December 31, 1996. The purpose of this Letter is to agree upon certain charges to the Agreement, as follows:

         1.   The Assignment contained in Section 1(b) is extended to June 30,
              1997;

         2. The sixty day notice period contained in Section 4(a) is changed to thirty (30) days;

              and

         3. Section 4(b)(IV)(A) refers to the Chairman and President as of the date of this letter.

If you agree with the above, please sign and return one copy of this letter to Dale Smith.

Very truly yours,

/s/ Fred P. Rullo
---------------------------
Fred P. Rullo
Chairman, President & CEO

/s/ Robert G. Kitchen
---------------------------
Robert G. Kitchen